EXHIBIT 10.33

                                   IRREVOCABLE
                           TRANSFER AGENT INSTRUCTIONS

July  ___, 2002



STOCK TRANS INC.
44 W. LANCASTER AVENUE
ARDMORE, PENNSYLVANIA 19003

ATTENTION:  PAT THORNER

RE:  DALECO RESOURCES CORPORATION

Ladies and Gentlemen:

        Reference is made to that certain Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT"), dated as of July ___, 2002, by and between Daleco Resources Corporation, a Nevada corporation (the "COMPANY"), and the Buyers set forth on Schedule I attached thereto (the "BUYER"), pursuant to which the Company shall sell to the Buyer up to Three Hundred Thousand Dollars ($300,000) of the Company's convertible debentures, which shall be convertible into shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"). The shares of Common Stock to be converted thereunder are referred to herein as, the "CONVERSION SHARES." This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Conversion Shares to the Buyer from time to time upon surrender to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as EXHIBIT I, delivered on behalf of the Company by David Gonzalez, Esq.

        Specifically, upon receipt by the Company or David Gonzalez, Esq. of a copy of a Conversion Notice, David Gonzalez, Esq., on behalf of the Company, shall as soon as practicable, but in no event later than one (1) Trading Day (as defined below) after receipt of such Conversion Notice, send, via facsimile, a Conversion Notice, which shall constitute an irrevocable instruction to you to process such Conversion Notice in accordance with the terms of these instructions. Upon your receipt of a copy of the executed Conversion Notice, you shall use your best efforts to, within three (3) trading days following the date of receipt of the Conversion Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or (B) provided you are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designee's balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyer causes its bank or broker to initiate the DWAC transaction. ("TRADING DAY" shall mean any day on which the Nasdaq Market is open for customary trading.)

        The Company hereby confirms to you and the Buyer that certificates representing the Conversion Shares shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company provided that the Company counsel delivers (i) the Notice of Effectiveness set forth in EXHIBIT II attached hereto and (ii) an opinion of counsel in the form set forth in EXHIBIT III attached hereto, and that if the Conversion Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares shall bear the following legend:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

        The Company hereby confirms to you and the Buyer that no instructions other than as contemplated herein will be given to you by the Company with respect to the Conversion Shares. The Company hereby agrees that it shall not replace Stock Trans Inc. as the Company's transfer agent without the prior written consent of the Buyer.

        Any attempt by you to resign as transfer agent hereunder shall not be effective until such time as either the Company provides to you written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Transfer Agent Instructions, or the expiration of the forty-five (45) day period commencing on the date of your notice of intended termination to the Company. Notwithstanding the foregoing to the contrary should the Company breach its contract with StockTrans ("Breach"), StockTrans may resign after having given Buyer not less than five (5) business days written notice of such Breach and intent to resign ("Notice"). Should the Breach be cured on or before the close of business on the fifth (5th) day after the delivery of the Notice, StockTrans agrees that it will not resign without the giving of a new Notice of a Breach or continuing Breach.

        The Company and Stock Trans Inc. acknowledge that the Buyer is relying on the representations and covenants made by the Company and Stock Trans Inc., hereunder and are a material inducement to the Buyer purchasing convertible debentures under the Securities Purchase Agreement. The Company and Stock Trans Inc., further acknowledge that without such representations and covenants of the Company and Stock Trans Inc., made hereunder, the Buyer would not enter into the Securities Purchase Agreement and purchase convertible debentures pursuant thereto.

        Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument in a manner other than described in the fifth paragraph of this letter, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or a decree for specific performance of the provisions of these Transfer Agent Instructions.

        The Company hereby indemnifies, defends and holds StockTrans, its successors, assigns, employees, representatives and agents harmless from and against any and all claims, damages, expenses and losses (to include reasonable attorney's fees and settlements costs, if any) ("Damages") assessed, incurred or sustained by StockTrans, its successors, assigns, employees, representatives and agents with respect to or arising out of its compliance with this Irrevocable Transfer Agent Instructions and any action taken or not takenby StockTrans hereunder, and from and against Damages arising from any breach, alleged breach or threatened breach hereof by the Company or its representatives or arising from any failure or alleged failure by the Company or its representatives to perform their duties hereunder, provided, however, that the indemnification obligations under this paragraph shall not be applicable if the Damages are the result of StockTrans' or its successors, assigns, employees, representatives and/or agents gross negligence, willful misconduct, or bad faith.

        StockTrans may consult legal counsel selected by it in the event of any dispute or question as to any provision hereof or instruction received by it hereunder, and shall be indemnified fully from any liability, except such liability arising from its malfeasance or nonfeasance, by both the Company and the Buyer for acting in accordance with the advice of counsel. Any and all reasonable costs of such counsel shall be paid by the Company.

        Any and all notices to be given by StockTrans hereunder regarding a Breach or claim for indemnification shall be effective upon receipt and may be hand delivered or sent by overnight courier or facsimile transmission. The original of any Notice sent by facsimile transmission shall be delivered to the addressee by close of business the first business day following the date of the facsimile transmission.

        All notices shall be sent to the addressee at the address set forth under their name on the signature page. Any party may change its address for notice by giving the other parties hereto not less than ten (10) days written notice.

                                    * * * * *





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

        IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Transfer Agent Instructions to be duly executed and delivered as of the date first written above.


                                COMPANY:

                                DALECO RESOURCES CORPORATION

                                By:
                                   -----------------------------------------
                                Name:   GARY J. NOVINSKIE
                                     ---------------------------------------
                                Title:  PRESIDENT
                                      --------------------------------------

                                120 NORTH CHURCH STREET
                                WEST CHESTER, PA 19380
                                FAX NO: 610-429-0818


                                CORNELL CAPITAL PARTNERS, LP

                                BY:     YORKVILLE ADVISORS, LLC
                                ITS:    GENERAL PARTNER

                                 By:
                                    ---------------------------------
                                 Name:  Mark A. Angelo
                                 Title: Portfolio Manager

                                101 HUDSON STREET, SUITE 3606
                                JERSEY CITY, NJ 07302
                                FAX NO: 201-985-8266


                                -------------------------------
                                DAVID GONZALEZ, ESQ.
                                BUTLER GONZALEZ,  LLP 1000 STUYVESANT
                                AVENUE,  SUIT 6 UNION,  NJ 07083  FAX
                                NO: 908-810-0973


ACKNOWLEDGED AND AGREED:

STOCKTRANS, INC.


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------



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

                                    EXHIBIT I
                         TO TRANSFER AGENT INSTRUCTIONS

                            FORM OF CONVERSION NOTICE

        Reference is made to the Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") between Daleco Resources Corporation (the "COMPANY"), and the Buyers set forth on Schedule I thereto, dated July ___, 2002. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, par value $0.01 per share (the "COMMON STOCK"), of the Company for the amount indicated below as of the date specified below.

        Conversion Date:
                                    ------------------------------------


        Amount to be converted:     $
                                     -----------------------------------

        Amount of Debenture unconverted:  $
                                           -----------------------------------

Please confirm the following information:

        Conversion Price per share:  $
                                     ------------------------------------------

        Number of shares of Common Stock to be issued:
                                                      -------------------------


Please issue the shares of Common Stock in the following name and to the following address:

        Issue to:
                 ---------------------------------------------------------------

        Authorized Signature:
                             ---------------------------------------------------
        Name:
                             ---------------------------------------------------
        Title:
                             ---------------------------------------------------
        Phone #:
                             ---------------------------------------------------

        Broker DTC Participant Code:
                                            ------------------------------------
        Account Number*:
                                            ------------------------------------



        * NOTE THAT RECEIVING BROKER MUST INITIATE TRANSACTION ON DWAC SYSTEM.

                                   EXHIBIT II

                         TO TRANSFER AGENT INSTRUCTIONS

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

July  __, 2002

Stock Trans Inc.
44 W. Lancaster Avenue
Ardmore, Pennsylvania 19003

ATTENTION:  PAT THORNER

RE: DALECO RESOURCES CORPORATION

Ladies and Gentlemen:

         We are counsel to Daleco Resources Corporation, a Nevada corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of July ___, 2002 (the "SECURITIES PURCHASE AGREEMENT"), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the "BUYER") pursuant to which the Company has agreed to sell to the Buyer up to Three Hundred Thousand Dollars ($300,000) of convertible debentures, which shall be convertible into shares (the "CONVERSION SHARES") of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"), , in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of June ___, 2002, with the Buyer (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2002, the Company filed a Registration Statement (File No. ___-_________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at 5:00 P.M. on __________, 2002 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

         The Buyer has  confirmed it shall comply with all  securities  laws and
regulations   applicable  to  it  including   applicable   prospectus   delivery
requirements upon sale of the Conversion Shares.

                                Very truly yours,

                                KIRKPATRICK & LOCKHART LLP



                                By:
                                   ----------------------------------------





















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





                                   EXHIBIT III
                         TO TRANSFER AGENT INSTRUCTIONS

                                 FORM OF OPINION


____________ ___, 2002



VIA FACSIMILE AND REGULAR MAIL

Stock Trans Inc.
44 W. Lancaster Avenue
Ardmore, Pennsylvania 19003

Attention:  Pat Thorner

Re:     DALECO RESOURCES CORPORATION

Ladies and Gentlemen:

We  have  acted  as  special  counsel  to  Daleco  Resources   Corporation  (the
"COMPANY"), in connection with the registration of ___________shares (the "SHARES") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "REGISTRATION STATEMENT"), filed by the Company with the SEC on _________ ___, 2002. The Company filed the Registration Statement on behalf of certain selling stockholders (the "SELLING STOCKHOLDERS"). This opinion relates SOLELY to the Selling Shareholders listed on EXHIBIT "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2002.

We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

In rendering this opinion we have relied upon the accuracy of the foregoing statements.

Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Stock Trans Inc., may remove the restrictive legends contained on the Shares. This opinion relates SOLELY to the number of Shares set forth opposite the Selling Stockholders listed on EXHIBIT "A" hereto.

This opinion is furnished to you specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by you in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,



KIRKPATRICK & LOCKHART LLP



















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





                                   EXHIBIT "A"

                         (LIST OF SELLING STOCKHOLDERS)


NAME:                                             NO. OF SHARES: